Exhibit 10.1

                                DST SYSTEMS, INC.
                  1995 STOCK OPTION AND PERFORMANCE AWARD PLAN,
                        AMENDED AND RESTATED AS OF 3/2/05

SECTION 1. PURPOSE.

     The purposes of the DST Systems, Inc. 1995 Stock Option and Performance Award Plan (the "Plan") are to generate an increased incentive for Employees of the Company to contribute to the Company's future success, to secure for the Company and its stockholders the benefits inherent in equity ownership by Employees of the Company and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified Employees upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging Employees of the Company and its Affiliates to acquire a proprietary interest in the Company's growth and performance, the Company intends to more closely align the interests of the Company's Employees, management and stockholders and motivate Employees to enhance the value of the Company for the benefit of all stockholders.

SECTION 2. DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" means (i) any Person that directly, or through one (1) or more intermediaries, controls, or is controlled by, or is under common control with, the Company, (ii) any entity in which the Company has an equity interest of at least fifty percent (50%), and (iii) any entity in which the Company has any other significant equity interest, as determined by the Committee.

     (b) "Award" means any Option, Stock Appreciation Right, Limited Right, Performance Share, Performance Unit, Restricted Stock, Shares, Dividend Equivalent, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

     (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant or by both the Company and an Outside Director.

     (d)  "Board" means the Board of Directors of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Section 3 hereof. The Committee shall consist of not less than two (2) directors, each of whom is a non-employee director within the meaning of Rule 16b-3 and an outside director within the meaning of Code Section 162(m). Until the date of

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          completion  of  the  Public  Offering,   the  KCSI   Compensation  and
          Organization Committee shall serve as the Committee authorized to administer this Plan.

     (g)  "Company" means DST Systems, Inc., a Delaware corporation.

     (h) "Dividend Equivalent" means any right granted pursuant to Section 13(f) hereof.

     (i) "Employee" means any employee of the Company or of any Affiliate regularly employed for more than twenty (20) hours per week and more than five (5) months per year.

     (j) "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

     (k) "Fair Market Value" means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (l) "Incentive Stock Option" means an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (m) "KCSI" means Kansas City Southern Industries, Inc., a Delaware corporation

     (n)  "Limited  Right" means any right granted to a Participant  pursuant to
          Section 7(b) hereof.

     (o) "Non-Qualified Stock Option" means an Option granted under Section 6 hereof that is not intended to be an Incentive Stock Option, and an Option granted to an Outside Director pursuant to Section 9 hereof.

     (p)  "Option"  means an  Incentive  Stock  Option  or  Non-Qualified  Stock
          Option.

     (q) "Outside Director" means a member of the Board who is not an Employee of the Company or of any Affiliate.

     (r) "Participant" means an Employee or Outside Director who is selected to receive an Award under the Plan.

     (s)  "Performance   Award"  means  any  Award  of  Performance   Shares  or
          Performance Units pursuant to Section 8 hereof.

     (t) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

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     (u)  "Performance  Share" means any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares.

     (v) "Performance Unit" means any grant pursuant to Section 8 hereof of (i) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goals specified by the Committee, or
          (ii) a unit valued by reference to a designated amount of property other than Shares.

     (w) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

     (x) "Public Offering" means a public offering of Shares of the Company which results in a reduction of KCSI's ownership of Shares to less than eighty percent (80%).

     (y) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

     (z) "Shares" means shares of the common stock of the Company, one cent ($.01) par value.

     (aa) "Stock Appreciation Right" means any right granted to a Participant pursuant to Section 7(a) hereof.

     (ab) "Stockholders Meeting" means the annual meeting of stockholders of the Company in each year.

     (ac) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee may deem appropriate, and which restriction shall provide that the Shares subject to such restriction shall be forfeited if the restriction does not lapse prior to such date or such event as the Committee may deem appropriate.

     (ad) "Restricted  Stock  Award"  means an award of  Restricted  Stock under
          Section 8A hereof.

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SECTION 3. ADMINISTRATION.

     The Plan shall be administered by the Committee. Subject to applicable law and the terms of the Plan, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with each Award; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant or the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Subject to the terms of the Plan (including without limitation Section 11 hereof), the Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company or an Affiliate. Unless otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any Employee of the Company or of any Affiliate. All determinations of the Committee shall be made by a majority of its members; provided that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board's election, be made by the Board. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other officers of the Company under such conditions and/or limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards, or otherwise take any action with respect to Awards, to Participants who are (i) officers or directors of the Company for purposes of Section 16 of the Exchange Act; or (ii) Participants who are "covered employees" under Section 162(m) of the Code.

SECTION 4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to adjustment as provided in Section 4(c), a total of thirty million (30,000,000) Shares shall be available for the grant of Awards under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. In addition, to the extent permitted by

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          Section 422 of the Code,  any Shares issued by, and any Awards granted by or that become obligations of, the Company through or as the result of the assumption of outstanding grants or the substitution of Shares under outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan.

     (b)  For purposes of this Section 4,

          (i) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

          (ii) Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; and

          (iii)Awards   that   operate   in   tandem   with   (whether   granted
               simultaneously with or at a different time from), or that are substituted for, other Awards or awards under other Company plans may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

     (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split, reverse stock split, merger, reorganization, consolidation, recapitalization, split-up, spin-off, repurchase, exchange of shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may: (i) make adjustments in the aggregate number and class of shares or property which may be delivered under the Plan and may substitute other shares or property for delivery under the Plan, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares; and (ii) make adjustments in the number, class and option price of shares or property subject to outstanding Awards and Options granted under the Plan, and may substitute other shares or property for delivery under outstanding
          Awards and Options, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of Shares subject to any Award or Option shall always be a whole number. The preceding sentence shall not limit the actions which may be taken by the Committee under
          Section 10 of the Plan.  No  adjustment  shall be

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          made with  respect to Awards of  Incentive  Stock  Options  that would cause the Plan to violate Section 422 of the Code.

SECTION 5. ELIGIBILITY.

     Any Employee or Outside Director shall be eligible to be selected as a Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock with respect to a number of Shares in any one (1) calendar year which, when added to the Shares subject to any other Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock granted to such Participant in the same calendar year shall exceed Eight Hundred Thousand (800,000) Shares. If an Option, Limited Right, Stock Appreciation Right, or Performance Share is cancelled, the cancelled Option, Limited Right, Stock Appreciation Right or Performance Share continues to count against the maximum number of Shares for which an Option, Limited Right, Stock Appreciation Right or Performance Share may be granted to a Participant in any calendar year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by
Section 4(c) hereof. No Participant may be granted  Performance Units in any one
(1) calendar year which when added to all other Performance Units granted to such Participant in the same calendar year shall exceed 300% of the Participant's annual base salary as of the first day of such calendar year (or, if later, as of the date on which the Participant becomes an Employee); provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any Participant.

SECTION 6. STOCK OPTIONS.

     Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Options may be Incentive Stock Options within the meaning of Section 422 of the Code or Non-Qualified Stock Options (i.e., stock options which are not Incentive Stock Options), or a combination thereof. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the effective date of the grant of the Option; provided, that (i) if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding Award granted under any other plan of the Company, the purchase price per Share shall not be less than the purchase price on the effective date of grant of such other Award or award under another Company plan; and (ii) in the case of any Option

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          granted  in  substitution  for or as a  result  of  assumption  by the
          Company of outstanding grants of an acquired company, the purchase price per Share shall be determined by the Committee.

     (b) Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; except as provided below for Incentive Stock Options.

     (c) Exercisability. Options shall be exercisable at such time or times and subject to such exercise acceleration conditions (if any) as determined by the Committee at or subsequent to grant; except as otherwise provided in Section 10(a).

     (d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, without limitation, payment by delivery of cash, Shares, Restricted Stock, or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares, Restricted Stock and other consideration as the Committee may specify in the applicable Award Agreement; provided, however, that if Restricted Stock is surrendered to pay the option price, an equal number of shares issued as a result of the option exercise shall be subject to the same restrictions.

     (e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company as defined in Section 424 of the Code) shall not exceed One Hundred Thousand Dollars ($100,000) or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The option price per Share purchasable under an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the date of grant of the Option. Each Incentive Stock Option shall expire not later than ten (10) years from its date of grant. No Incentive Stock Option shall be granted to any Participant if at the time the Option is granted such Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries unless (i) the option price per Share is at least one hundred and ten percent (110%) of the Fair Market Value of the Share on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of

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          Section  422  of  the  Code,  or  any  successor  provision,  and  any regulations promulgated thereunder. To the extent an Incentive Stock Option granted hereunder fails to comply, it shall be a Non-Qualified Stock Option.

     (f) Form of Settlement. In its sole discretion, the Committee may provide at the time of grant that the Shares to be issued upon an Option's exercise shall be in the form of Shares subject to restrictions as the Committee may determine, or other similar securities, or may reserve the right so to provide after the time of grant.

     (g) Reload Options. If and to the extent the Committee expressly provides, at the time of grant or later, that the Participant shall have the right to receive reload options with respect to Non-Qualified Stock Options, the Participant shall receive reload options in accordance with and subject to the following terms and conditions

          (i) Grant of the Reload Option; Number of Shares; Price. Subject to paragraph (ii) of this Subsection and, except as provided in paragraph (viii) hereof, to the availability of Shares to be optioned to the Participant under the Plan (including the limitations set forth in Section 5), if a Participant has an Option (the "original option") with reload rights and pays for the exercise of the original option by surrendering Shares or Restricted Stock (whether by means of delivering Shares or Restricted Stock previously held by the optionee or by delivering Shares or Restricted Stock simultaneously acquired on exercise of the original option), the Participant shall receive a new Option ("reload option") for the number of Shares or Restricted Shares so surrendered at an option price per Share equal to the Fair Market Value of a Share on the date of the exercise of the original option.

          (ii) Conditions to Grant of Reload Option. A reload option will not be granted: (A) if the Fair Market Value of a Share on the date of exercise of the original option is less than the exercise price of the original option; or (B) if the Participant is no longer an Employee of the Company or an Affiliate.

          (iii)Term of Reload Option. The reload option shall expire on the same date as the original option, or at such later date as the Committee may provide.

          (iv) Type of Option. The reload option shall be a Non-Qualified Stock Option.

          (v) Additional Reload Options. Except as expressly provided by the Committee (at the time of the grant of the original option or reload option or later), reload options shall not include any right to subsequent reload options.

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          (vi) Date of Grant,  Vesting.  The date of grant of the reload  option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning from date of grant, except as otherwise provided by the Committee

          (vii)Stock Withholding; Grants of Reload Options. If and to the extent permitted by the Committee, if the other requirements of this Subsection are satisfied, and if Shares are withheld or Shares surrendered for tax withholding pursuant to Section 13(g), a reload option will be granted for the number of Shares surrendered as payment for the exercise of the original option plus the number of Shares surrendered or withheld to satisfy tax withholding.

          (viii) Share Limits. Reload options shall not be counted against or as a reduction from the number of shares available for grant under
               Section 4 hereof because such grants are a substitute for Shares transferred to or withheld by the Company.

          (ix) Other Terms and Conditions. In connection with reload options for officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom. Except as otherwise provided in this Subsection, all the provisions of the Plan shall apply to reload options.

SECTION 7. STOCK APPRECIATION AND LIMITED RIGHTS.

     (a) Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section
          6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted and must have a grant price equal to the option price of such Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no

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          longer be  exercisable  to the extent the related  Stock  Appreciation
          Right has been exercised. Any Stock Appreciation Right related to an Option shall be exercisable to the extent, and only to the extent, that the related Option is exercisable. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or with respect to any right related to an Option other than an Incentive Stock Option, at any time during a specified period before or after the date of exercise as determined by the Committee over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one (1) Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award), multiplied by the number of Shares as to which the holder is exercising the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (b) Limited Rights may be granted hereunder to Participants only with respect to an Option granted under Section 6 hereof or a stock option granted under another plan of the Company. The provisions of Limited Rights need not be the same with respect to each recipient. Any Limited Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Limited Right related to an Incentive Stock Option must be granted at the same time such Option is granted. A Limited Right shall terminate and no longer be exercisable upon termination or exercise of the related Option, except that a Limited Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Limited Right. Any Option related to any Limited Right shall no longer be exercisable to the extent the related Limited Right has been exercised. Any Limited Right shall be exercisable to the extent, and only to the extent, the related Option is exercisable and only during the three (3) month period immediately following a Change in Control of the Company (as defined in Section 10 hereof). The Committee may impose such other conditions or restrictions on the exercise of any Limited Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Limited Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, an amount equal to the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or if greater and only with respect to any

          Limited Right related to an Option other than an Incentive Stock Option, the highest price per Share paid in connection with any Change in Control of the Company, over (ii) the option price of the related Option, multiplied by the number of Shares as to which the holder is exercising the Limited Right. The amount payable to the holder shall be paid by the Company in cash. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Limited Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Limited Right as it may deem appropriate.

SECTION 8. PERFORMANCE AWARDS.

     Performance Awards may be issued hereunder to Participants in the form of Performance Shares or Performance Units, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The value represented by a Performance Share or Unit shall be payable to, or upon the exercise by, the Participant holding such Award, in whole or in part, following achievement of such performance goals during such Performance Period as determined by the Committee. Except as provided in Section 10, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, Restricted Stock, Options, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The length of the Performance Period, the performance criteria or levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. Notwithstanding the foregoing, an Award Agreement may condition the vesting or exercise of a Performance Award on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time of grant. To the extent determined by the Committee, when making Performance Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code
Section 162(m). Performance goals for Performance Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock;
(ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock;

(vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or
(x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

SECTION 8A. RESTRICTED STOCK.

     (a)  Issuance.   Restricted   Stock  Awards  may  be  issued  hereunder  to
          Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The granting of Restricted Stock shall take place on the date the Committee decides to grant the Restricted Stock, or if the Restricted Stock Award provides that the grant of Restricted Stock is conditioned upon the achievement of performance goals specified in the Restricted Stock Award, on a date established by the Committee following the achievement of such performance goals.

     (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company.

     (c) Forfeiture. A Restricted Stock Award may condition the grant of Restricted Stock and/or the lapse of any restriction or restrictions on Restricted Stock on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time the Restricted Stock Award is made. To the extent determined by the Committee, when making Restricted Stock Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). Performance goals for Restricted Stock Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity;
          (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

          As soon as practicable following the lapse of the restrictions on Restricted Stock, unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee.

          Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason before the restriction lapses, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant (who shall sign any document and take any other action required to assign such shares back to the Company) and reacquired by the Company.

SECTION 9. OUTSIDE DIRECTORS' ANNUAL OPTIONS.

     (a) Grant of Options. When an Outside Director first takes a position on the Board the Outside Director shall receive an Option to purchase Shares ("Initial Options"). On the date of each Stockholders' Meeting, each Outside Director shall automatically be granted an Option to purchase Shares ("Annual Options"); provided, however, that an Outside Director shall not be entitled to receive and shall not be granted any Annual Options on the date of any particular Stockholders' Meeting if he will not continue to serve as an Outside Director immediately following such Stockholders' Meeting. An Outside Director who first takes a position on the Board at the annual Stockholders' Meeting shall be entitled to receive the Initial Options plus the Annual Options. All such Options shall be Non-Qualified Stock Options. The number of Shares to be subject to the Initial Option and Annual Option grants shall be determined from time to time by the Committee or, at the Board's discretion, by the Board and not by the Committee. The price at which each Share covered by such Options may be purchased shall be one hundred percent (100%) of the fair market value of a Share on the date the Option is granted. Fair market value for purposes of this Section 9 shall be deemed to be the average of the high and low prices of the Shares as reported on the New York Stock Exchange Composite Transactions tape on the day the Option is granted or, if no sale of Shares shall have been made on that day, the next preceding day on which there was a sale of Shares.

     (b) Exercise of Options. All Shares subject to an Option granted to an Outside Director under Section 9(a) shall become exercisable as follows: fifty percent (50%) on the day preceding the date of the first Stockholders' Meeting after the date of the grant of the Option; twenty-five percent (25%) on the day preceding the date of the second Stockholders' Meeting after the date of grant of the Option; and the remaining twenty-five percent (25%) on the day preceding the third Stockholders' Meeting after the date of grant of the Option. However, no Option shall be exercisable more than ten (10) years after the date of grant. Options may be exercised by an Outside Director during the period that: (i) the Outside Director remains a member of the Board;
          (ii) for a period of one (1) year after ceasing to be a member of the Board by reason of death; (iii) for the remaining term of the Option in the event of an Outside Director's disability; (iv) for the remaining term of the Option if the Outside Director retires (as defined below) from the Board; or (v) for a period of ninety (90) days after ceasing to be a member of the Board for reasons other than retirement, death or disability; however, only those Options exercisable at the date the Outside Director ceases to be a member of the Board shall remain exercisable. All Options held by an Outside Director and granted under Section 9(a) shall become exercisable immediately prior to termination of the Outside Director's service on the Board by reason of an Outside Director's death, disability or retirement. For purposes of this Section 9, "retire" or "retirement" shall mean discontinuance of service as a director after the director has reached age sixty (60) and has at least five (5) years or more of service on the Board. Notwithstanding any provision herein to the contrary, no Option granted under Section 9(a) shall be exercisable more than ten (10) years after the date of grant. All Options granted under Section 9(a) shall immediately become exercisable in the event of a Change in Control, as hereinafter defined.

          If a former Outside Director shall die holding an Option granted under
          Section 9(a) that has not expired and has not been fully exercised, the Option shall remain exercisable until the later of one (1) year after the date of death or the end of the period in which the former Outside Director could have exercised the Option had he not died, but in no event shall the Option be exercisable more than ten (10) years after the date of grant. In the event of the death of an Outside Director or former Outside Director, the Options granted under Section 9(a) shall be exercisable only to the extent that they were exercisable at his date of death and only by the executor or administrator of the Outside Director's estate, by the person or persons to whom the Outside Director's rights under the Option shall pass under the Outside Director's will or the laws of descent and distribution, or by a beneficiary designated in writing in accordance with Section 13(a) hereof.

     (c) Payment. An Option granted to an Outside Director under Section 9(a) shall be exercisable only upon payment to the Company of the full purchase price of the Shares with respect to which the Option is being exercised. The method of exercise shall be as set forth in Section 6(d).

     (d) Other Awards. An Outside Director is eligible to receive pursuant to any other Section of the Plan an Option or other Award, including an Option or other Award granted in tandem with Options granted under
          Section 9(a).

SECTION 10. CHANGE IN CONTROL.

     (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one (1) or more of the following actions: (i) provide for the purchase by the Company of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control. Unless otherwise provided in any agreement documenting any such Award, in the event of a Change of Control, there shall be an automatic acceleration of any time periods relating to the exercise or realization of such Award and all performance award standards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

     (b) For purposes of Awards with a grant date prior to November 10, 2004, and of Paragraphs 7(b), 9(b), 10(a) and any other section of this Plan if and as they pertain to such Awards, a "Change in Control" shall be deemed to have occurred if (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board of Directors of the Company shall be individuals who fall into any of the following categories: (A) individuals who were members of such Board on September 1, 1995; or (B) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of such Board on September 1, 1995; or (C) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in
          (A) or (B) above, or (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become, according to a public announcement or filing, without the prior approval of the Board of Directors of the Company, the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing forty percent (40%) or more (calculated in accordance with Rule 13(d)-3) of the combined voting power of the Company's then outstanding voting securities (such "person" hereafter referred to as a "Major Stockholder"); or (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, or a Major Stockholder shall have proposed any such transaction, unless such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of the Company who are individuals falling into any combination of the following categories: (A) individuals who were members of such Board of Directors on September 1, 1995, or (B) individuals whose election or nomination for election by the Company's stockholders was approved by at least seventy-five percent (75%) of the members of the Board of Directors then still in office who are members of the Board of Directors on September 1, 1995, or (C) individuals whose election, or nomination for election by the Company's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in manner described in (A) or (B) above.

     (c) For purposes of Awards with a grant date on or after November 10, 2004, and of Paragraphs 7(b), 9(b), 10(a) and any other section of this Plan if and as they pertain to such Awards, a "Change in Control" shall be deemed to have occurred if:

          (i) the Incumbent Directors (as defined in Paragraph 10(d)) cease for any reason to constitute at least seventy-five percent (75%) of the directors of the Company then serving;


          (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the Company or any majority-owned subsidiary of the Company, or an employee benefit plan of the Company or of any majority-owned subsidiary of the Company, shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities; PROVIDED, HOWEVER, that a person's becoming such a beneficial owner shall not constitute a Change in Control if such person is party to an agreement that limits the ability of such person and its affiliates (as defined in Rule 12b-2 under the Exchange Act) to obtain and exercise control over the management and policies of the Company;


          (iii)a Reorganization Transaction (as defined in Paragraph 10(d)) is consummated, other than a Reorganization Transaction which results in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least sixty percent (60%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after the Reorganization Transaction, if the voting rights of each voting security relative to the other Voting Securities were not altered in the Reorganization Transaction; or


          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company, other than in connection with a Reorganization Transaction.

     (d) For purposes of Paragraph 10(c), the following terms have the meaning set forth below:

          (i) "Incumbent Directors" means (i) an individual who was a member of the Board on March 2, 2005; or (ii) an individual whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on March 2, 2005; or (iii) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (i) or (ii) above; PROVIDED that no director whose election was in connection with a proposed transaction which, if consummated, would be a Change in Control shall be an Incumbent Director.


          (ii) "Related Party" shall mean (a) a majority-owned subsidiary of the Company; or (b) an employee or group of employees of the Company or of any majority-owned subsidiary of the Company; or (c) an employee benefit plan of the Company or of any majority-owned subsidiary of the Company; or (d) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the voting power of Voting Securities of the Company.


          (iii)"Reorganization Transaction" shall mean a merger, reorganization, consolidation or similar transaction or a sale of all or substantially all of the Company's assets other than any such sale which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the sale.


          (iv) "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

     (e) Notwithstanding the occurrence of any of the events set forth in any subparagraph of this Paragraph 10, a Change in Control shall not occur with respect to a Participant if, in advance of such event, Participant agrees with Company in writing that such event shall not constitute a Change in Control.

SECTION 11. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, suspend, discontinue, or terminate the Plan, but no amendment, alteration, suspension, discontinuation, or termination shall be made that would materially impair the rights of a Participant under an Award theretofore granted, without the Participant's consent. In addition, the Board may consider for each amendment whether the approval of stockholders is desirable or is necessary for the amendment to be effective.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, and may also substitute new Awards for Awards previously granted under this Plan or for awards granted under any other compensation plan of the Company or an Affiliate to Participants, including without limitation previously granted Options having higher option prices, but no such amendment or substitution shall materially impair the rights of any Participant without his consent.

     The Committee shall be authorized, without the Participant's consent, to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of events that it deems in its sole discretion to be unusual or nonrecurring that affect the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of benefits or potential benefits under the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

SECTION 12. TERMINATION OF EMPLOYMENT AND NONCOMPETITION.

     The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended and shall promulgate rules and regulations to (i) determine what events constitute disability, retirement, termination for an approved reason and termination for cause for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. If a Participant's employment with the Company or an Affiliate is terminated for cause, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Agreement provides otherwise. In addition, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or any Affiliate, or with any business in which the Company or any Affiliate has a substantial interest as determined by the Committee or such officers or committee of senior officers to whom the authority to make such determination is delegated by the Committee.

SECTION 13. GENERAL PROVISIONS.

     (a) Nonassignability. No Award shall be assignable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may, pursuant to a written designation of beneficiary filed with and approved by the Committee prior to his death, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable during the lifetime of the Participant, only by the Participant or, if permissible under applicable law, by the guardian or legal representative of the Participant.

     (b) Terms. Except for Options granted pursuant to Section 9, the term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or any Stock Appreciation or Limited Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

     (c) Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for

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          uniformity  of treatment  of  Employees,  Participants,  or holders or beneficiaries of Awards under the Plan.

     (d) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     (e) Restrictions. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (f) Dividend Equivalents. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

     (g) Withholding. The Company shall be authorized to withhold from any Award granted, payment due or shares or other property transferred under the Plan the amount of income, withholding and payroll taxes due and payable in respect of an Award, payment or shares or other property transferred hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company may require the Participant to pay to it such tax prior to and as a condition of the making of such payment or transfer of Shares or property under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes due or payable in respect of an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company, Shares having a fair market value, as determined by the Committee, equal to the amount of such taxes.

     (h) Deferral of Awards. At the discretion of the Committee, payment of a Performance Dividend Equivalent or any portion thereof or any other Award may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery on a form provided by the Company of a written, irrevocable election by the Participant prior to such time payment would otherwise be made. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure

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          that such  deferrals  comply with all applicable  requirements  of the
          Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit Dividend Equivalents on deferred payments denominated in the form of Shares.

     (i) No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required and such arrangements may be either generally applicable or applicable only in specific cases.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware other than its law respecting choice of laws and applicable Federal law.

     (k) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to be retained as a director of the Company. Further, the Company or an Affiliate may at any time terminate the employment of a Participant, and a director's service as a member of the Board may be terminated, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional

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          Shares,  or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated

     (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (p) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, the Committee may deem, for such persons, such provision or action null and void to the extent permitted by law.

SECTION 14. EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of September 1, 1995. This amendment and restatement shall be effective as of March 2, 2005.

SECTION 15. TERM OF PLAN.

     No Award shall be granted pursuant to the Plan after August 31, 2005, but any Award theretofore granted may extend beyond that date.